                                                                   EXHIBIT 10.16

                              AMENDMENT NUMBER FOUR
                                       TO
                           LOAN AND SECURITY AGREEMENT


              This Amendment Number Four to Loan and Security Agreement ("Amendment") is entered into as of May 15, 2000, by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and K-TEL INTERNATIONAL
(USA), INC., DOMINION ENTERTAINMENT, INC., K-TEL CONSUMER PRODUCTS, INC., K-TEL TV, INC. and K-TEL VIDEO, INC., all of which are Minnesota corporations (jointly "Borrowers"), in light of the following:

              A. Borrowers and Foothill have previously entered into that certain Loan and Security Agreement, dated as of November 20, 1997 (as amended, the "Agreement").

              B. Borrowers and Foothill desire to further amend the Agreement as provided for and on the conditions herein.

              NOW, THEREFORE, Borrowers and Foothill hereby amend and supplement the Agreement and provide a waiver as follows:

              1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

              2. AMENDMENT AND WAIVER.

                  (a) Section 2.6 of the Agreement is amended to read as follows:

                        "(a) Interest Rate. Except as provided in clause (b)
            below, all Obligations (except for undrawn Letters of Credit) shall bear interest on the Daily Balance at a per annum rate equal to the Reference Rate plus one percentage point commencing July 1, 2000."

                  (b) Section 2.11(c) of the Agreement is amended to read as follows:

                        "(c) Financial Examination, Documentation, and Appraisal
            Fees. Foothill's customary fee of $650 per day per examiner, plus out-of-pocket expenses for each financial analysis and examination (i.e., audits) of Borrowers performed by personnel employed by Foothill; and, the actual charges paid or incurred by Foothill if it elects to employ the services of one or more third Persons to perform such financial analyses and examinations (i.e., audits) of Borrowers or to appraise the


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

            Library on an annual basis so long as the cost of such appraisals does not exceed $30,000 (i) for the period of May 15, 2000 through October 31, 2001 and (ii) for each 12-month period thereafter. Foothill agrees to provide Borrowers with a copy of all appraisals of the Library obtained by it; and"

              (c) As of March 31, 2000, Parent was not in compliance with the Net Worth covenant in Section 7.20 of the Agreement. Foothill hereby waives Borrowers' default under Section 7.20 of the Agreement solely as of March 31, 2000 and no other period.

              3. REPRESENTATIONS AND WARRANTIES. Borrowers hereby affirms to Foothill that all of Borrowers' representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

              4. NO DEFAULTS. Borrowers hereby affirm to Foothill that no Event of Default has occurred and is continuing as of the date hereof.

              5. CONDITIONS. The effectiveness of this Amendment is expressly conditioned upon the following:

              (a) Receipt by Foothill of an executed copy of this Amendment; and

              (b) Receipt by Foothill of a waiver fee in the amount of $5,000.

              6. COSTS AND EXPENSES. Borrowers shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

              7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

              8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.


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


              IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                              FOOTHILL CAPITAL CORPORATION,
                                              a California corporation

                                              By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------

                                              K-TEL INTERNATIONAL (USA), INC.,
                                              a Minnesota corporation

                                              By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------

                                              DOMINION ENTERTAINMENT, INC.,
                                              a Minnesota corporation


                                              By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------

                                              K-TEL CONSUMER PRODUCTS, INC.,
                                              a Minnesota corporation


                                              By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------

                                              K-TEL TV, INC.,
                                              a Minnesota corporation


                                              By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------

                                              K-TEL VIDEO, INC.,
                                              a Minnesota corporation


                                              By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------


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


              Each of the undersigned has executed a Continuing Guaranty in favor of Foothill Capital Corporation ("Foothill") respecting the obligations of the Borrowers, as defined in the attached Amendment, owing to Foothill. Each of the undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: its Continuing Guaranty remains in full force and effect; nothing in such Continuing Guaranty obligates Foothill to notify the undersigned of any changes in the financial accommodations made available to Borrowers or to seek reaffirmations of the Continuing Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

                                              K-TEL INTERNATIONAL, INC.,
                                              a Minnesota corporation


                                              By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------

                                              K-TEL ONLINE, INC.,
                                              a Minnesota corporation


                                              By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------


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